                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report  (Date of earliest event reported):  January 17, 2001
                                                         ----------------



                              Danaher Corporation
                              -------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                   001-08089              52-1995548
         --------                   ---------              ----------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
     of Incorporation)             File Number)        Identification No.)



          1250 24th Street, N.W.,  Suite 800, Washington, D.C.  20037
         -----------------------------------------------------------

             (Address of Principal Executive Offices and Zip Code)


      Registrant's telephone number, including area code:  (202) 828-0850
                                                           --------------



                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

      On January 17, 2001, Danaher Corporation, a Delaware company, issued a press release with respect to a private offering of zero-coupon convertible debt securities. This press release is filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

              Exhibit 99.1  Press Release dated January 17, 2001

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          DANAHER CORPORATION


                                          By: /s/ Christopher C. McMahon
                                             ---------------------------------
                                          Name:  Christopher C. McMahon
                                          Title: Vice President and Controller



Dated:  January 17, 2001